UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
Filed by the Registrant  ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

SOUTHWALL TECHNOLOGIES INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

SOUTHWALL TECHNOLOGIES INC.
3788 Fabian Way
Palo Alto, California 94303

July __, 2006

Dear Stockholder:

You are cordially invited to attend a Special Meeting of Stockholders, which will be held on Monday, August 7, 2006, at 3:00 p.m. local time, at our principal executive offices at 3788 Fabian Way, Palo Alto, California.

The following Notice of Special Meeting of Stockholders and Proxy Statement describe the items to be considered by the stockholders and contain certain information about us and our officers and directors.

Please sign and return the enclosed proxy card as soon as possible in the envelope provided, or vote by Internet or telephone, so that your shares can be voted at the meeting in accordance with your instructions. Even if you plan to attend the meeting, we urge you to sign and promptly return the proxy card, or vote by Internet or telephone. You may revoke it at any time before it is exercised at the meeting or vote your shares personally if you attend the meeting.

Thank you in advance for your participation and prompt attention. We look forward to seeing you.

/s/ Thomas G. Hood
Sincerely,
Thomas G. Hood
President and Chief Executive Officer

SOUTHWALL TECHNOLOGIES INC.
3788 Fabian Way
Palo Alto, California 94303

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held on August 7, 2006

To the stockholders of Southwall Technologies Inc.:

The Board of Directors of Southwall Technologies Inc. has called a Special Meeting to seek stockholder approval of an amendment to its Restated Certificate of Incorporation, as described below.

Each of the matters submitted to our stockholders at the Special Meeting is described in more detail in the accompanying proxy statement. We encourage you to read the proxy statement in its entirety. The details of the Special Meeting are as follows:

Date:	August 7, 2006.

Time:	3:00 p.m., local time.

Place:	Our principal executive offices at 3788 Fabian Way, Palo Alto, California.

Item of Business:
At the Special Meeting, you and our other stockholders will be asked to approve an amendment to our Restated Certificate of Incorporation, as amended (the “Charter”), as further described in the attached proxy statement, to increase the total number of shares of our capital stock authorized for issuance from 55,000,000 to 115,000,000, to increase the number of shares of our common stock authorized for issuance from 50,000,000 to 110,000,000, and to transact such other business as may properly come before the meeting or any adjournment.

Record Date:	You may vote at the Special Meeting if you were a stockholder of record at the close of business on July 7, 2006.

Proxy Voting:
Your vote is important. You may vote on these matters in person or by proxy. We ask that you complete and return the enclosed proxy card promptly, whether or not you plan to attend the Special Meeting, in the enclosed addressed, postage-paid envelope, or vote by Internet or telephone, so that your shares will be represented and voted at the Special Meeting in accordance with your wishes. You can revoke your proxy at any time prior to its exercise by written notice received by us, by delivering to us a duly executed proxy bearing a later date, or by attending the Special Meeting and voting your shares in person.

This notice, the attached proxy statement and form of proxy card are first being mailed to our stockholders beginning on or about July [__], 2006.

By Order of the Board of Directors

Sylvia Kamenski
Secretary
Palo Alto, California
July [__], 2006

PROXY STATEMENT
FOR
SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON AUGUST [__], 2006

SOUTHWALL TECHNOLOGIES INC.
3788 Fabian Way
Palo, Alto, California 94303

PROXY STATEMENT
FOR SPECIAL MEETING OF STOCKHOLDERS

To Be Held on August 7, 2006

This proxy statement contains information about a Special Meeting of Stockholders of Southwall Technologies Inc. The meeting will be held on Monday, August 7, 2006, beginning at 3:00 p.m., local time, at our principal executive offices at 3788 Fabian Way, Palo Alto, California.

This proxy statement is furnished in connection with the solicitation of proxies by our Board of Directors for use at the Special Meeting and at any adjournment of that meeting. All proxies will be voted in accordance with the instructions they contain. If no instruction is specified on a proxy, it will be voted in favor of Proposal 1 set forth in the notice of the meeting. A stockholder may revoke any proxy at any time before it is exercised by giving our corporate secretary written notice to that effect.

INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

We have included the following discussion of the matter to be presented at the Special Meeting to provide summary answers to some of the questions that you might have about the Special Meeting and the proposal to be presented to our stockholders at the Special Meeting. You are encouraged to read the entire proxy statement. The information below is qualified in its entirety by the full text of this proxy statement.

What is the purpose of the Special Meeting?

At the Special Meeting, stockholders will consider and vote on a proposal to amend our Restated Certificate of Incorporation, as amended, to increase the total number of shares of our capital stock authorized for issuance from 55,000,000 to 115,000,000, and to increase the number of shares of our common stock authorized for issuance from 50,000,000 to 110,000,000.

Why are we asking for an increase in the authorized share amount?

As of June 12, 2006, we have 26,957,001 shares of our common stock outstanding and an additional 12,896,122 shares of our common stock reserved under existing stock plans and for issuance upon the conversion of our Series A 10% Cumulative Preferred Stock, or the Series A shares, leaving only 10,146,877 shares of our common stock remaining unissued or unreserved. The Board of Directors believes that an increase in the number of shares of authorized capital stock and common stock would benefit us and our stockholders by giving us needed flexibility in our corporate planning and in responding to developments in our business. In addition, we are presently considering the implementation of strategic growth plans in connection with which we anticipate the possible need for additional authorized shares for equity financing purposes. These strategic plans include the possible implementation of new technologies, as well as the expansion of our German manufacturing plant. As of the date of this proxy statement, we have not made any commitments for capital expenditures or otherwise entered into any agreements related to such plans. In addition, as of the date of this proxy statement, we have no agreements, understandings or commitments with respect to possible equity or other financing arrangements, and the Board of Directors does not have any definitive plans for issuing any of these shares of common stock.

Who may vote at the Special Meeting?

Only holders of our common stock at the close of business on the record date, July 7, 2006, are entitled to receive notice of, and to vote their shares at, the Special Meeting. As of the record date, there were issued and outstanding [_________] shares of common stock. Shares of our Series A shares are not entitled to vote on the matters to be presented at the meeting.

How many votes do I have?

At the Special Meeting, you will be entitled to one vote for each share of common stock you held on the record date.

Is my vote important?

Your vote is important regardless of how many shares you own. Please take time to vote. Take a moment to read the instructions below.

How do I vote?

You can vote your shares in four ways. You can vote by mail, over the Internet, by telephone, or in person at the meeting.

You may vote by mail. You may vote by completing and signing the proxy card that accompanies this proxy statement and promptly mailing it in the enclosed postage-prepaid envelope. You do not need to put a stamp on the enclosed envelope if you mail it in the United States. The shares you own will be voted according to the instructions on the proxy card you mail. If you return the proxy card but do not give any instructions on a particular matter described in this proxy statement, the shares you own will be voted in accordance with the recommendations of our Board of Directors. The Board of Directors recommends that you vote FOR Proposal 1.

You may vote over the Internet. If you have Internet access, you may vote your shares from any location in the world by following the "Vote by Internet" instructions set forth on the enclosed proxy card.

You may vote by telephone. You may vote your shares by following the "Vote by Phone" instructions set forth on the enclosed proxy card.

You may vote in person. If you attend the meeting, you may vote by delivering your completed proxy card in person or you can vote by completing a ballot. Ballots will be available at the meeting.

May I revoke my proxy?

Yes. Even if you complete and return a proxy, you may revoke it at any time before it is exercised by taking one of the following actions:

•	send written notice that you wish to revoke your proxy to Sylvia Kamenski, our corporate Secretary, at our address set forth in the Notice of Special Meeting appearing before this proxy statement;

•	send us another signed proxy with a later date; or

•	attend the Special Meeting, notify Ms. Kamenski that you are present, and then vote in person.

If, however, you elect to vote in person at the Special Meeting and a broker or other nominee holds your shares, you must bring to the Special Meeting a legal proxy from the broker or other nominee authorizing you to vote the shares.

What if a broker holds my shares in “street name”?

If your shares are held in “street name” by a bank or other nominee, your bank or nominee, as the record holder of your shares, is required to vote your shares according to your instructions. You should instruct your broker or other nominee to vote your shares by following the procedure provided by your broker or other nominee. Even if you do not give your broker or other nominee instructions as to how to vote on the other proposals described in this proxy statement, your broker or other nominee may be entitled to use its discretion in voting your shares in accordance with industry practice and applicable law. You may also attend the Special Meeting and vote in person. If you elect to vote in person, however, you must bring to the Special Meeting a legal proxy from the broker or other nominee authorizing you to vote the shares.

How many shares must be present in person or by proxy to transact business at the Special Meeting?

  Our by-laws require that shares representing a majority of the votes entitled to be cast by the holders of common stock outstanding on the record date be present in person or by proxy at the Special Meeting to constitute a quorum to transact business with regard to each of the proposals. Shares as to which holders abstain from voting as to a particular matter and broker non-votes will be counted in determining whether there is a quorum of stockholders present at the Special Meeting.

How many votes are required to approve the proposals?

The affirmative vote of a majority of the outstanding shares of common stock is required to approve the charter amendment to increase the number of authorized shares.

Abstentions and broker non-votes will not be counted as votes in favor of a proposal, and will also not be counted as votes cast or shares voting on such proposal. Accordingly, abstentions and broker non-votes will have the effect of negative votes with respect to Proposal 1 because this proposal requires the affirmative vote of the holders of a majority of all outstanding shares of common stock.

Who will count the votes?

The votes will be counted, tabulated and certified by our investor communication services firm, Automated Data Processing (“ADP”). A representative of ADP will serve as inspector of elections at the meeting.

What if additional proposals are presented at the Special Meeting?

If other proposals are properly presented at the Special Meeting for consideration, the persons named in the proxy card that accompanies this proxy statement will have the discretion to vote on those proposals for you. As of the date of the mailing of this proxy statement, we do not know of any other proposals to be presented at the Special Meeting.

Will any other business be conducted at the meeting or will other matters be voted on?

The Board of Directors does not know of any other matters that may come before the meeting. If any matter properly comes before the meeting, the persons named in the proxy card that accompanies this proxy statement will exercise their judgment in deciding how to vote, or otherwise act, at the meeting with respect to that matter or proposal.

Where can I find the voting results?

We will report the voting results in our quarterly report on Form 10-Q for the third quarter of 2006, which we expect to file with the Securities and Exchange Commission, or the SEC, on or before November 15, 2006.

How and when may I submit a stockholder proposal for the 2007 Annual Meeting?

If you are interested in submitting a proposal for inclusion in the proxy statement for the 2007 Annual Meeting, you need to follow the procedures outlined in Rule 14a-8 of the Securities Exchange Act of 1934. To be eligible for inclusion, your stockholder proposal intended for inclusion in the proxy statement for the 2007 Annual Meeting of the stockholders must be received by us at our principal corporate offices in Palo Alto, California as set forth below no later than January 5, 2007.

If a stockholder wishes to present a proposal before the 2007 Annual Meeting of stockholders, but does not wish to have the proposal considered for inclusion in the proxy statement and proxy card, the stockholder must also give written notice to us at the address written below. If a stockholder fails to provide timely notice of a proposal to be presented at the 2007 Annual Meeting of stockholders by no later than March 21, 2007, the proxies designated by our Board of Directors will have discretionary authority to vote on that proposal.

Any proposals or notices should be sent to:

Southwall Technologies Inc.
3788 Fabian Way
Palo Alto, California 94303
Attention: Secretary

Who will bear the costs of soliciting these proxies?

We will bear the costs of solicitation of proxies. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of shares of our common stock they hold in their names. We will reimburse banks and brokers for their reasonable out-of-pocket expense incurred in connection with the distribution of proxy materials.

How can I obtain an Annual Report on Form 10-K?

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2005, is available on our website at www.southwall.com. If you would like a copy of our Annual Report, we will send you one without charge. Please contact:

Southwall Technologies Inc.
3788 Fabian Way
Palo Alto, California 94303
Attention: Investor Relations
Telephone: (650) 962-9111 x1178

Whom can I contact for more information regarding the proxy materials or voting my shares?

If you have any additional questions about the proposal in this proxy statement, you should contact Sylvia Kamenski, our Vice President, Finance, by telephone at (650) 962-9111 or by e-mail to skamenski@southwall.com.

Householding of Special Meeting Materials

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement and annual report to stockholders may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you if you contact us at the following address or telephone number: Investor Relations, Southwall Technologies Inc., 3788 Fabian Way, Palo Alto, California 94303, Telephone: (650) 962-9111 x1178. If you want to receive separate copies of the proxy statement or annual report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address or telephone number.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth material information regarding beneficial ownership of our common stock as of June 12, 2006, by:

•	each person who we know to own beneficially more than 5% of our common stock;

•
each of our executive officers, for whom compensation information was provided in our annual report on Form 10-K for the fiscal year ended December 31, 2005, which we filed with the SEC on March 29, 2006;

•	each director; and

•	all executive officers and directors as a group.

Except as noted below, the address of each person listed on the table is c/o Southwall Technologies Inc., 3788 Fabian Way, , Palo Alto, California 94303, and each person has sole voting and investment power over the shares shown as beneficially owned, except to the extent authority is shared by spouses under applicable law. Beneficial ownership is determined in accordance with the rules of the SEC. The information below regarding persons beneficially owning more than 5% of our common stock is based solely on public filings made by such persons with the SEC through June 12, 2006.

Name and Address	Common Stock Beneficially Owned	Percent of Outstanding Shares(1)
Needham Investment Management, LLC(2)	1,428,000	4.2%
445 Park Avenue
New York, New York 10022
Needham& Company,LLC	2,009,807	5.9%
445 Park Avenue
New York, New York 10022
Needham Capital Management (Bermuda) L.L.C.(3)	1,593,467	4.7%
445 Park Avenue
New York, New York 10022
Needham Capital Management, L.L.C.(4)	9,550,838	28.0%
445 Park Avenue
New York, New York 10022
Dolphin Direct Equity Partners, L.P.(5)	6,258,062	18.4%
129 East 17th Street
New York, New York 10003
William A. Berry(6)	64,305	*
George Boyadjieff(7)	393,393	1.2%
Jami K. Dover Nachtsheim(6)	62,335	*
Peter E. Salas	-	-
Andre R. Horn	50,000	*
R. Eugene Goodson	11,000	*
Thomas G. Hood(8)	895,770	2.6%
Wolfgang Heinze(9)	369,977	1.1%
Dennis Capovilla(10)	383,178	1.1%
Neil Bergstrom(11)	169,716	*
Sicco W.T. Westra(12)	266,629	*
All current officers and directors as a group (12 persons)(13)	2,730,650	8.0%

_______________
* Less than 1%
(1)
 The number of shares of common stock deemed outstanding consists of (i) 26,957,001 shares of common stock outstanding as of June 12, 2006, and (ii) shares of common stock issuable pursuant to outstanding Series A shares, options or warrants held by the respective persons or group that are exercisable within 60 days of June 12, 2006, as set forth below.

(2)
Consists of shares of common stock owned by private investment partnerships and registered investment companies with respect to which Needham Investment Management, LLC is a general partner or investment adviser and, therefore, may be deemed to own. Needham Investment Management, LLC disclaims beneficial ownership of these shares.

(3)
Consists of 804,063 shares of common stock and 332,704 shares of common stock issuable upon conversion of Series A shares owned by Needham Capital Partners III (Bermuda), L.P. and 323,045 shares of common stock and 133,655 shares of common stock issuable upon conversion of Series A shares owned by Needham Capital Partners II (Bermuda), L.P., with respect to which, in each case, Needham Capital Management (Bermuda) L.L.C. is a general partner and, therefore, may be deemed to own. Needham Capital Management (Bermuda) L.L.C. disclaims beneficial ownership of these shares.

(4)
Consists of 2,304,511 shares of common stock and 953,557 shares of common stock issuable upon conversion of Series A shares owned by Needham Capital Partners II, L.P.; 4,034,378 shares of common stock and 1,669,338 shares of common stock issuable upon conversion of Series A shares owned by Needham Capital Partners III, L.P.; and 416,652 shares of common stock and 172,402 shares of common stock issuable upon conversion of Series A shares owned by Needham Capital Partners IIIA, L.P., with respect to which, in each case, Needham Capital Management, L.L.C. is a general partner and, therefore, may be deemed to own. Needham Capital Management, L.L.C. disclaims beneficial ownership of these shares

(5)	Includes 1,630,883 shares of common stock issuable upon conversion of Series A shares that were issued pursuant to an investment agreement.
(6)	Includes options to purchase 33,929 shares that are exercisable within 60 days of June 12, 2006.
(7)	Includes options to purchase 293,393 shares that are exercisable within 60 days of June 12, 2006.
(8)	Includes options to purchase 773,700 shares that are exercisable within 60 days of June 12, 2006, and 100 shares held by Mr. Hood’s son and 100 shares held by Mr. Hood’s daughter.
(9)	Includes options to purchase 281,787 shares that are exercisable within 60 days of June 12, 2006.
(10)	Includes options to purchase 367,857 shares that are exercisable within 60 days of June 12, 2006.
(11)	Includes options to purchase 162,500 shares that are exercisable within 60 days of June 12, 2006.
(12)	Includes options to purchase 230,336 shares that are exercisable within 60 days of June 12, 2006.
(13)	Includes options to purchase an aggregate of 2,233,860 shares that are exercisable within 60 days of June 12, 2006, and the shares held by Mr. Hood’s son and daughter described in note 8 above.

PROPOSAL NO. 1
AMENDMENT TO CERTIFICATE OF INCORPORATION

The Board of Directors has adopted, subject to stockholder approval, an amendment to our Restated Certificate of Incorporation, as amended (the “Charter”), which amendment is described below.

The Board of Directors has approved, and recommends to the stockholders for adoption, an amendment to our Charter that would increase the total number of shares of our capital stock authorized for issuance from 55,000,000 to 115,000,000, and would increase the number of shares of our common stock authorized for issuance from 50,000,000 to 110,000,000. As of the record date, an aggregate of [________] shares of common stock were authorized and outstanding and reserved under our stock plans for issuance upon the exercise of options and warrants or the conversion of preferred stock, leaving us with only [______] shares of our common stock not outstanding or reserved.

The Board of Directors believes that an increase in the number of shares of authorized capital stock and common stock as contemplated by this Proposal would benefit us and our stockholders by giving us needed flexibility in our corporate planning and in responding to developments in the our business. At this time the Board of Directors does not have any definitive plans for issuing these shares of common stock.

Such flexibility might include, without limitation, the issuance and sale of common stock (i) in public or private offerings as a means of obtaining additional capital for our business, (ii) as consideration, in whole or in part, for capital expenditures or for the acquisition of businesses or other assets, (iii) in connection with the exercise of options or warrants or the conversion of convertible securities, (iv) pursuant to any stock option plan or other benefit plan or employment agreement, and (v) in connection with stock splits or dividends and other general corporate purposes. We anticipate that we will require additional funding to adequately finance the growth of our current operations in the U.S. and Germany and to fulfill our strategic objectives. We are presently considering the implementation of strategic growth plans in connection with which we anticipate the possible need for additional authorized shares for equity financing purposes. These strategic plans include the possible implementation of new technologies, as well as the expansion of our German manufacturing plant. As of the date of this proxy statement, we have not made any commitments for capital expenditures or otherwise entered into any agreements related to such plans. In addition, as of the date of this proxy statement, we have no agreements, understandings or commitments with respect to possible equity or other financing arrangements.

The increase in the number of shares authorized for issuance will not have any immediate effect on the rights of existing stockholders. The Board of Directors will, however, have the authority to issue the authorized shares without requiring future stockholders' approval of such issuances, except as may be required by applicable law or exchange regulations. To the extent that additional authorized shares are issued in the future, they will decrease the existing stockholders’ percentage equity ownership and, depending upon the price at which they are issued, could be dilutive to the existing stockholders. The holders of common stock have no preemptive rights. The Board of Directors could use the additional shares of common stock to discourage an attempt to change control of our company. The Board of Directors, however, has no present intention of issuing any shares of common stock for such purposes and this Proposal is not being recommended in response to any specific effort of which we are aware to obtain control of our company.

Approval of Proposal No. 1 requires the affirmative vote of the holders of a majority of our outstanding shares of common stock.

The Board of Directors believes that the adoption of the amendment to the Charter is in the best interest of all stockholders and, accordingly, recommends a vote “FOR” Proposal No. 1.

OTHER BUSINESS

We know of no other business that may be presented for consideration at the Special Meeting. If any other matters are properly presented to the Special Meeting, however, it is the intention of the persons named in the accompanying proxy card to vote, or otherwise to act, in accordance with their best judgment on such matters.

The Board hopes that stockholders will attend the Special Meeting. Whether or not you plan to attend, you are urged to complete, sign and return the enclosed proxy in the accompanying envelope, or vote by Internet or telephone. A prompt response will greatly facilitate arrangements for the meeting, and your cooperation will be appreciated. Stockholders who attend the Special Meeting may vote their shares personally even though they have sent in their proxies.

By Order of the Board of Directors
Sylvia Kamenski
Secretary
Palo Alto, California
July [__], 2006

SOUTHWALL TECHNOLOGIES, INC. 3788 Fabian Way PALO ALTO, CA 94303
VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by Southwall Technologies Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Southwall Technologies Inc. , c / o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. Vote on Proposal 1	For ☐	Against ☐	Abstain ☐

1.
To approve the amendment to our Restated Certificate of Incorporation to increase the authorized number of total shares of capital stock to 115,000,000 and the authorized number of shares of Common Stock to 110,000,000.

2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting and at any adjournment or postponement thereof.

Please sign exactly as your name appears hereon. If the stock is registered in the names of two or more persons, each should sign. If signer is a corporation, please give full corporate name and have a duly authorized officer sign stating title. If signer is a partnership, please sign in partnership name by an authorized person.

For address changes and/or comments please check this box and write them on the back where indicated.	☐

	Yes	No

Please indicate if you plan to attend this meeting.	☐	☐

HOUSEHOLDING ELECTION - Please indicate if you consent to receive certain future investor communications in a single package per household.	☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

SOUTHWALL TECHNOLOGIES INC.

Special Meeting of Stockholders

August 7, 2006

The undersigned hereby appoints Thomas G. Hood and Sylvia Kamenski, and each of them, as attorneys and proxies of the undersigned, with power of substitution, to vote all of the shares of stock of Southwall Technologies Inc. (the “Company”) which the undersigned may be entitled to vote at the Special Meeting of Stockholders of the Company to be held at the Company’s principal executive offices at 3788 Fabian Way, Palo Alto, California on Monday, August 7, 2006 at 3:00 p.m., local time, and at all continuations, and adjournments or postponements thereof, with all of the powers the undersigned would possess if personally present, upon and in respect of the matters as listed on the reverse side and in accordance with the instructions designated on the reverse side, with the discretionary authority as to all other matters that may properly come before the meeting.

Receipt is hereby acknowledged of the Notice of Special Meeting of Stockholders and Proxy Statement dated July [__], 2006 (the “Proxy Statement”).

UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AS MORE SPECIFICALLY SET FORTH IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

PLEASE VOTE, DATE, SIGN, AND PROMPTLY RETURN THIS PROXY CARD USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE